SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 30, 1999


                        STANLEY FURNITURE COMPANY, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                      0-14938                        54-1272589
(State or other               (Commission                     (IRS Employer
 jurisdiction of               File Number)                Identification No.)
 incorporation)


1641 Fairystone Park Highway, Stanleytown, Virginia               24168
---------------------------------------------------               -----
     (Address of principal executive offices)                  (Zip Code)


     Registrant's telephone number, including area code: (540) 627-2000



--------------------------------------------------------------------------------
       (Former name or former  address,  if changed since last report.)








ITEM 5.  OTHER EVENTS

         On August 30, 1999, the Registrant issued a press release announcing the Board of Directors authorization to increase the Company's stock repurchase program by an additional $10.0 million. The press release is attached hereto as
Exhibit 99.1 and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

                  The following exhibits are filed as a part of this report.

99.1     Press release dated August 30, 1999.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    STANLEY FURNITURE COMPANY, INC.

August 30, 1999                     By: /s/Albert L. Prillaman
    Date                                Albert L. Prillaman
                                        President, Chief Executive Officer,
                                        And Chairman of the Board